INVESTOR PRESENTATION February 2019

Forward-looking Statements These slides contain (and the accompanying oral discussion will contain, where applicable) “forward- looking statements” within the meaning of the Private Securities Litigation Reform Act of 1995. These statements involve known and unknown risks, uncertainties and other factors that could cause the actual results of the Company to differ materially from the results expressed or implied by these statements, including health issues, litigation and regulation relating to our business, our ability to achieve and/or maintain profitability, significant cyclical fluctuations in our customers’ businesses, competitive substitutes for our products, risks associated with our international operations, including foreign currency rate fluctuations, energy costs and the availability and prices of raw materials, and other factors disclosed in periodic reports filed with the Securities and Exchange Commission. Consequently, these forward-looking statements should be regarded as the Company’s current plans, estimates, and beliefs. The Company does not undertake and specifically declines any obligation to publicly release the results of any revisions to these forward-looking statements that may be made to reflect any future events or circumstances after the date of such statements or to reflect the occurrence of anticipated or unanticipated events. These slides include certain non-GAAP financial measures as defined by the rules and regulations of the Securities and Exchange Commission. A reconciliation of those measures to the most directly comparable GAAP equivalent is provided in the Appendix to this presentation. 2

Q4 and Full Year 2018 Highlights ► Record 2018 adjusted earnings of $2.38 per diluted share, the 2nd consecutive year of EPS growth > 30% ► Eight consecutive quarters of sales and profit growth ► PAC reported all-time quarterly and full year records for value-added sales, operating profit, and operating profit margin ► PC reported record full year operating profit margin of 12% ► All three businesses reported full year double-digit adjusted operating profit margins for the first time ► Ended 2018 in a net cash position of $68M compared to $38M at the end of 2017, with incremental $26M pension contribution 3

Key Financial Trends TTM Value-added1 (VA) Sales TTM Operating Profit1 (OP) $800 $70 66.0 10% 62.0 734 739 $750 724 $60 56.7 9% 710 53.4 $700 678 $50 47.5 8% 642 $650 627 39.4 40.6 605 millions) ($ 1 1 600 $40 35.5 7% ofVA % Sales 35.0 1 $600 ($ millions) ($ $30 6% $550 OP TTM TTMOP $500 $20 5% Q4 Q1 Q2 Q3 Q4 Q1 Q2 Q3 Q4 Q4 Q1 Q2 Q3 Q4 Q1 Q2 Q3 Q4 2016 2017 2017 2017 2017 2018 2018 2018 2018 2016 2017 2017 2017 2017 2018 2018 2018 2018 TTM Return on Invested Capital (ROIC) %1,2 Working Capital3 % of Net Sales4 13% 31% 11.9% 29.4% 12% 11.5% 29.0% 10.9% 29% 11% 10.5% 27.9% 9.5% 26.9% 10% 27% 9% 25.5% 7.9% 25% 24.5% 8% 7.4% 24.2% 23.9% 24.1% 7.0% 7% 6.7% 23% 6% 5% 21% Q4 Q1 Q2 Q3 Q4 Q1 Q2 Q3 Q4 Q4 Q1 Q2 Q3 Q4 Q1 Q2 Q3 Q4 2016 2017 2017 2017 2017 2018 2018 2018 2018 2016 2017 2017 2017 2017 2018 2018 2018 2018 1 Non-GAAP, excludes pass-through metal costs and special items. Refer to the Appendix for additional detail. 2 ROIC is calculated as TTM adjusted OP divided by total debt plus equity. Refer to the Appendix for additional detail. 4 3 Working capital is calculated as accounts receivable plus inventory less accounts payable. 4 Working capital % of net sales is calculated as average working capital divided by TTM net sales.

Materion Company Profile Company Overview Value-added Sales 1 1 • Materion is an integrated producer of high- 2018 VA Sales by Segment 2018 VA Sales by End Market performance advanced engineered materials Precision Performance Alloys Medical Coatings & Composites - Leading market position for specialty 13% Energy 8% 10% Consumer products across multiple end markets Telecom 29% Electronics Infrastructure 5% - Strong positions in growing markets with 30% 57% Defense 10% high barriers to entry Advanced 8% 16% Materials Automotive 14% Industrial - Only global vertically integrated producer Electronics Components Other of beryllium (Be) and Be alloys $800 12% • New CEO hired in March 2017 with One 739.0 Materion focus on building performance $700 677.7 10% excellence in five main areas: 599.9 $600 8% - Operational $500 6% - Commercial $400 4% - Innovation $300 2% - Digital $200 0% 2016 2017 2018 - Inorganic growth Value-added Sales1 (millions) Adjusted Operating Profit (OP) Margin1 5 1 Non-GAAP, excludes pass-through metal costs and special items. Refer to the Appendix for additional detail.

Key Facts Share Statistics as of 12/31/2018 2018 Financial Information Trading Symbol MTRN Revenues Stock Price $44.99 $1,208M Shares O/S, Diluted 20.6M 52 wk Range $42.50 - $65.14 Value-added sales1 $739M 3 Mo Avg Vol 110,770 Market Cap $945M Adjusted EPS1 $2.38 Enterprise Value $884M $70 Materion Share Performance 1 $65 Trailing 3 Years Adjusted EBITDA $112M $60 $55 1 $50 Debt-to-capitalization <1% $45 $40 $35 Operating cash flow $76M $30 $25 $20 Dividend yield ~1% Jan-16 Jun-16 Jun-17 Jun-18 Oct-16 Oct-17 Oct-18 Apr-16 Apr-17 Apr-18 Feb-17 Feb-18 Dec-16 Dec-17 Dec-18 Aug-16 Aug-17 Aug-18 Mar-16 6 Research coverage: KeyBanc, Jefferies, Sidoti, and Stonegate 1 Non-GAAP, excludes pass-through metal costs and special items. Refer to the Appendix for additional detail.

Performance Alloys and Composites (PAC)

MATERION

Value-added Sales



$450
$400
$350
$300
$250
$200
15%
12%
9%
6%
3%
0%
VA Sales¹ ($ millions)
OP¹ % of VA Sales
358.5
335.1
332.0
363.5
425.5
2014
2015
2016
2017
2018

Growth Drivers

New product development

- New proprietary non-Be alloys with improved durability & weight-to-strength ratio
- New high strength/high conductivity alloys with exceptional formability
- Advanced heat dissipating clad material
- Improving customer yields with "near net shape" products

New application development

- Clad material serving the renewable energy market
- Precision rolling to thinner strips opening new application opportunities
- ToughMet® couplings serving the oil and gas production market resist mechanical wear, thread damage, corrosion, and erosion

Beryllium market

- World's only fully integrated producer
- Minimum of 75 years of proven mine reserves in Delta, Utah
- New proprietary Be products with superior fatigue resistance

Value-added Sales by Market²



Medical
2%
Energy
8%
Telecom Infrastructure
8%
Consumer Electronics
19%
Defense
11%
Industrial Components
22%
Automotive Electronics
13%
Other
17%

Geographic Mix²



3%
Rest of World
18%
Europe
22%
Asia
57%
United States

Product Mix²



Hydroxide
4%
Be - Alloys
13%
ToughMet
14%
CuBe
50%
Clad Strip
10%
Be – High Purity
9%

¹ Non-GAAP, excludes pass-through metal costs and special items. Refer to the Appendix for additional detail.

² Reflects 2018 mix by market, geography, and product

7

PAC Recovery Plan Delivered How did we get here? Recovery Plan 1 PAC Operating Profit 1. Improve product portfolio mix and profitability $35 33.3 through pricing and manufacturing process changes $30 2. Reduce cost footprint and move to a more variable cost structure $25 23.6 3. Leverage beryllium market supply opportunity $20 $15 PAC Operating Profit1 ($ ($ millions) 9.2 $10 $60 56.9 $5 $0 $50 2014 2015 2016 $40 2014 – 2016 Bridge 33.3 10.8 $35 33.3 $30 $30 23.6 22.1 ($ millions) ($ $25 9.2 $20 $20 $15 4.1 9.2 $10 ($ millions) ($ $10 9.2 $5 $0 $0 2014 Oil & Gas Fx Price/Mix/ 2016 2014 2015 2016 2017 2018 Volume/ Mfg Efficiency Exceeded historical profitability levels in 2018 8 1 Non-GAAP, excludes special items. Refer to the Appendix for additional detail.

Advanced Materials

MATERION

Value-added Sales



VA Sales¹ ($ millions)
$250
$200
$150
$100
$50
$0
181.0
182.8
176.3
228.0
223.7
2014
2015
2016
2017
2018
25%
20%
15%
10%
5%
0%
OP¹ % of VA Sales

Growth Drivers

Market Development – High focus on Semiconductor

- $400B market with strong growth outlook driven by macro consumer electronics, IoT, and automotive trends
- Continue to expand organically into new semiconductor high margin applications in core PVD targets and services, electronic packaging, and advanced chemicals

Technology and Innovation

- Invest in additional innovation based R&D capabilities and resources to meet market demand for quick turn prototypes and new material demands

Geographic Expansion and Sales Development

- Investing in factories, service centers, and personnel to be closer to the key customer base
- Improve web-based solutions to improve customer responsiveness

Value-added Sales by Market[2]



Telecom Infrastructure
Defense
Medical
3%
5%
2%
Energy
16%
Consumer Electronics
52%
6%
Industrial Components
16%
Other

Geographic Mix[2]



1%
Rest of World
13%
Europe
24%
Asia
61%
United States

Product Mix[2]



Packaging
12%
Services
15%
Targets
56%
17%
Chemicals

[1] Non-GAAP, excludes pass-through metal costs and special items. Refer to the Appendix for additional detail.

[2] Reflects 2018 mix by market, geography, and product

9

Precision Coatings

MATERION

Value-added Sales



$120
$110
$100
$90
$80
$70
$60
24%
20%
16%
12%
8%
4%
0%
VA Sales¹ ($ millions)
OP¹ % of VA Sales
102.4
101.8
97.7
90.7
94.2
2014
2015
2016
2017
2018

Growth Drivers

Expanded Reach and Technology Leadership

- Redesigned and fully deployed global sales organization
- Focus on high value products and segments with technology differentiation

Product and Capability Expansion

- Novel electrode alloys and laser patterning for medical sensors
- Patented getter technology critical in MEMS devices
- Enhanced phosphor wheels used in solid state display
- Diamond-like coatings for the defense, aerospace and thermal imaging markets

New market development

- Roll-to-roll sputtered films for flexible sensors and electronics and energy storage markets
- Automotive and industrial sensing

Value-added Sales by Market²



Industrial Components
12%
Automotive Electronics
2%
Other
4%
Medical
41%
Defense
21%
Consumer Electronics
20%

Geographic Mix²



14%
Europe
16%
Asia
70%
United States

Product Mix²



Projection Display Components
19%
Blood Glucose Test Strips
37%
Optical Filters & Arrays
44%

¹ Non-GAAP, excludes pass-through metal costs and special items. Refer to the Appendix for additional detail.

² Reflects 2018 mix by market, geography, and product

10

Profitable Growth Strategy PROFITABLE GLOBAL GROWTH COMMERCIAL OPERATIONAL INNOVATION ACQUISITIONS DIGITAL EXCELLENCE EXCELLENCE A ONE MATERION PERFORMANCE-BASED CULTURE Deliver sustained double-digit EPS growth 11

Global Megatrends Play to Our Strengths Key Trends Characteristics of our Materials • Miniaturization of electronics/IoT Conductivity • Additional electronic instruments for Corrosion resistance autos, aircraft Weight savings (lighter) • Expanding high performance optical device opportunities Purity Wavelength management • Innovation in medical diagnostics and sensors Thermal management • Extraction of oil and gas from Lubricity previously inaccessible locations Reliability • Alternative energy Durability • New aircraft builds and retrofits Miniaturization • Advancements in lighting (LED) Strength 12

Well-diversified Market Penetration

Market	2018 % of Value-added Sales[1]	Key Drivers
Consumer Electronics	29%	• Smart device growth • Sensing devices • Internet of Things (IoT)
Industrial Components	16%	• Heavy equipment builds • Plastic tooling • Fire protection (R and C construction)
Defense	10%	• Precision-guided munitions • Structural and electronic components for satellites, combat vehicles, and military aircraft
Energy	10%	• Deep sea drilling and completion • Directional drilling • Solar, batteries, and smart grid devices
Medical	8%	• Blood analysis test coating for medical diagnosis • Nuclear diagnostics equipment
Automotive Electronics	8%	• Electronic systems and engine control • Increasing emissions standards
Telecom Infrastructure	5%	• 5G rollout • Undersea repeater housings
Total	86%	

[1] Non-GAAP, excludes pass-through metal costs. Refer to the Appendix for additional detail.

13

Innovation Leading to Organic Growth

New Product Value-added Sales[1] as % of Total



New Product Value-added Sales Grow at a 13% CAGR[2]
11%
12%
14%
16%
16%
2014
2015
2016
2017
2018

Example New Products Offerings

Phosphor Wheel

- Provides high brightness, longer life
- Offers low noise characteristics, individual precision balancing, and stable colors



PCRAM Targets

- Key material used in emerging next gen embedded memory technology
- Improved speeds & lower power consumption in a solid state format



*e*Stainless®

- Thermally conductive replacement for conventional stainless steels
- Manages higher heat of today's processing technology



ToughMet® Bushings

- Copper-nickel-tin alloy that resists mechanical wear, thread damage, corrosion, and erosion
- Minimizes weight & maintenance cost



[1] Non-GAAP, excludes pass-through metal costs. Refer to the Appendix for additional detail.
[2] CAGR calculated from 2014 – 2018

14

Cash Flow and Working Capital Efficiency Focus Dividends per share Cash Flow from Operations ($ in millions) $0.50 $120 $0.40 $0.30 $100 $91.0 $0.20 $0.10 $80 $76.4 $68.2 $67.8 $0.00 2012 2013 2014 2015 2016 2017 2018 $60.3 $60 Improve Working Capital3 Efficiency $40 Working capital % of net sales4 29.4% $20 24.5% $0 2014 2015 2016 2017 2018 Free Cash Flow 1 Capital Expenditures 2 1 Free Cash Flow calculated as cash flow from operations less capital expenditures 2016 2018 2 Capital Expenditures includes mine development costs 15 3 Working capital is calculated as accounts receivable plus inventory less accounts payable 4 Working capital % of net sales is calculated as average working capital divided by annual net sales

Disciplined Capital Deployment Going Forward Organic Growth • Invest in facilities and productivity projects • Invest in new products 35% Debt & Inorganic Growth Shareholder • Complimentary 65% products/technologies Growth • Maintain financial discipline Return Cash to Shareholders • Dividends – increased 6 consecutive years • Share repurchase 16

Materion Investment Thesis ► Clearly defined strategy and execution led by new management team ► Differentiated product portfolio aligned with global megatrends to accelerate future growth ► Driving significant improvement in profitability and cash flow growth ► Consistently delivering profitable growth ► Eight consecutive quarters of year-over-year VA sales and adjusted OP growth 17

2019 Forecasted Financial Guidance ► Full-year guidance ► Adjusted EPS of $2.62 – $2.74 ► Operating cash flow > $90M ► Capex ~ $30M ► Mine development capital expenditures of $5M – $10M ► Depreciation and amortization expense of ~ $35M ► Effective tax rate excluding special items 18% – 20% 18

Appendix

Materion: Making Advanced Materials That Improve the World Industrial Medical Components 8% 16% Defense 10% Automotive Electronics 8% Consumer Electronics Telecom Performance Alloys 29% Infrastructure and Composites Advanced Materials 5% 57% 30% Energy Precision 10% Coatings 13% 0 1 % of Value-added Sales 2018 A-2 1 Non-GAAP, excludes pass-through metal costs. Refer to the Appendix for additional detail.

Beryllium Market Supply Opportunity Materion – leading position in beryllium market • Only global integrated producer – Minimum of 75 years of proven reserves in Utah mine – Supplies over 70% of world’s mined beryllium • ~40% of company sales include beryllium in some form • Global stockpiled sources depleting • Only significant commercially active bertrandite ore mine • Materion positioned to support world demand • Significant incremental profit potential A-3

World’s Only Vertically Integrated Beryllium Producer Ore Competitor Chemical Plant A Hydroxide Whiting Arc Pebble Plant Furnace Competitor B VCB1 / CuBe Master Be Powder Strip/Bulk Be Manufacturing Manufacturing High-Purity Be CuBe Alloy Products Products A-4 1 Vacuum Cast Billet

Financial Information

Reconciliation for Value-added Sales $ in millions 2018 2017 2016 2015 2014 Net Sales Performance Alloys and Composites $ 500.6 $ 429.5 $ 387.5 $ 394.8 $ 433.3 Advanced Materials 586.6 590.8 437.2 482.3 547.3 Precision Coatings 120.6 119.2 144.5 148.4 147.7 Other - - - (0.2) (1.4) Total $ 1,207.8 $ 1,139.5 $ 969.2 $ 1,025.3 $ 1,126.9 Less: Pass-through Metal Costs Performance Alloys and Composites $ 75.1 $ 66.0 $ 55.5 $ 59.7 $ 74.8 Advanced Materials 362.9 362.8 260.9 299.5 366.3 Precision Coatings 26.4 28.5 46.8 46.6 45.3 Other 4.4 4.5 6.1 2.3 3.4 Total $ 468.8 $ 461.8 $ 369.3 $ 408.1 $ 489.8 Value-added Sales Performance Alloys and Composites $ 425.5 $ 363.5 $ 332.0 $ 335.1 $ 358.5 Advanced Materials 223.7 228.0 176.3 182.8 181.0 Precision Coatings 94.2 90.7 97.7 101.8 102.4 Other (4.4) (4.5) (6.1) (2.5) (4.8) Total $ 739.0 $ 677.7 $ 599.9 $ 617.2 $ 637.1 Value-added sales is a non-GAAP financial measure that removes the impact of pass-through metal costs and allows for analysis without the distortion of the movement or volatility in metal prices. Internally, we manage our business on this basis, and a reconciliation of net sales to value-added sales is included herein. A-6

Reconciliation for Adjusted EPS

MATERION

In millions, except per share amounts

		2018		2017		2016		2015		2014
GAAP As Reported										
Operating Profit	$	61.5	$	40.0	$	27.1	$	45.3	$	57.6
Net Income		20.8		11.5		25.7		32.2		42.1
EPS - Diluted		1.01		0.56		1.27		1.58		2.02
Operating Profit Special Items										
Cost reductions	$	5.6	$	0.7	$	2.6	$	1.9	$	(1.6)
Legacy legal & environmental costs (benefits)		0.8		0.5		1.4		(1.4)		(6.9)
LIFO Inventory Adjustment		(1.9)		-		-		-		-
CEO transition		-		4.1		-		-		-
Acquisition costs		-		2.1		3.9		-		-
Total operating profit special items	$	4.5	$	7.4	$	7.9	$	0.5	$	(8.5)
Operating Profit Special Items - net of tax	$	4.7	$	4.8	$	5.1	$	0.3	$	(5.6)
Other Non-Operating Expense Special Items - net of tax	$	31.4	$	-	$	-	$	-	$	-
Tax Special Item	$	(7.9)	$	18.9	$	(4.2)	$	0.2	$	(1.8)
Non-GAAP Measures - Adjusted Profitability										
Operating Profit	$	66.0	$	47.4	$	35.0	$	45.8	$	49.1
Net Income		49.0		35.2		26.6		32.7		34.7
EPS - Diluted		2.38		1.72		1.32		1.60		1.67

As detailed in the above reconciliation, we have adjusted the results for certain special items such as non-cash pension settlement charges, cost reduction initiatives (i.e., severance, asset impairment charges, and net gains on asset disposals), legacy legal and environmental costs, merger and acquisition costs, certain LIFO inventory adjustments, certain income tax items, and CEO transition costs from the applicable GAAP financial measure. Internally, management reviews the results of operations without the impact of these costs in order to assess the profitability from ongoing activities. We are providing this information because we believe it will assist investors in analyzing our financial results and, when viewed in conjunction with the GAAP results, provide a more comprehensive understanding of the factors and trends affecting our operations.

A-7

Other Non-GAAP Items

$ in millions

	2018	2017	2016	2015	2014
Operating Profit	$ 61.5	$ 40.0	$ 27.1	$ 45.3	$ 57.6
Special Items	4.5	7.4	7.9	0.5	(8.5)
Adjusted Operating Profit	$ 66.0	$ 47.4	$ 35.0	$ 45.8	$ 49.1
Depreciation, depletion, and amortization	35.5	42.8	45.7	37.8	42.7
Mine Amortization (included above)	-	5.7	9.9	2.7	7.6
5-Year Average	5.2	5.2	5.2	5.2	5.2
Normalized Mine Amortization Adjustment	$ 5.2	$ (0.5)	$ (4.7)	$ 2.5	$ (2.5)
Non-Cash Stock-Based Compensation	5.3	5.0	3.2	5.5	4.8
Adjusted EBITDA	$ 112.1	$ 94.7	$ 79.2	$ 91.6	$ 94.2
Cash & Cash Equivalents	$ 70.6	$ 41.8	$ 31.5	$ 24.2	$ 13.1
Less: Total Debt	3.0	3.8	4.6	13.6	24.3
Net Cash (Debt)	$ 67.6	$ 38.0	$ 26.9	$ 10.6	$ (11.2)
Total Shareholders' Equity	$ 553.9	$ 495.0	$ 494.1	$ 483.0	$ 459.0

Adjusted EBITDA is calculated by adding depreciation, depletion, and amortization and certain special items such as cost reduction initiatives (i.e., asset impairment charges and severance), legacy legal and environmental costs, CEO transition costs, and merger and acquisition costs to our operating profit. Due to the variability of annual mine amortization related to the timing of pit openings, amortization is adjusted for a normalized mine amortization based on a 5-year average. Internally, we review the results of operations without the impact of these costs and adjustments in order to assess the profitability from ongoing operations.

A-8

Other Non-GAAP Items $ in millions Q4 2018 Q3 2018 Q2 2018 Q1 2018 Q4 2017 Q3 2017 Q2 2017 Q1 2017 Q4 2016 TTM Adjusted Operating Profit $ 66.0 $ 62.0 $ 56.7 $ 53.4 $ 47.5 $ 40.6 $ 39.4 $ 35.5 $ 35.0 Total Shareholders' Equity $ 553.9 $ 536.7 $ 515.7 $ 504.3 $ 495.0 $ 512.0 $ 503.0 $ 497.1 $ 494.1 Total Debt 3.0 3.3 3.4 3.6 3.8 4.0 26.6 32.6 4.6 Total Capital $ 556.9 $ 540.0 $ 519.1 $ 507.9 $ 498.8 $ 516.0 $ 529.6 $ 529.7 $ 498.7 ROIC % 11.9% 11.5% 10.9% 10.5% 9.5% 7.9% 7.4% 6.7% 7.0% ROIC is non-GAAP financial measure that we use to measure how efficient we are in generating a return on capital invested by the Company. A-9

MATERION

Historical Financials

($ in millions, except per share data)	2015					2016					2017					2018				
	Q1	Q2	Q3	Q4	2015	Q1	Q2	Q3	Q4	2016	Q1	Q2	Q3	Q4	2017	Q1	Q2	Q3	Q4	2018
Sales																				
PAC	$ 103.3	$ 107.7	$ 93.6	$ 90.3	$ 394.8	$ 90.6	$ 97.7	$ 103.7	$ 95.5	$ 387.5	$ 92.6	$ 108.5	$ 109.4	$ 119.0	$ 429.5	$ 118.3	$ 129.8	$ 124.1	$ 128.5	$ 500.6
AM	149.9	131.4	113.6	87.4	482.3	108.1	113.6	107.2	108.3	437.2	114.7	157.1	157.8	161.2	590.8	153.5	150.3	144.1	138.7	586.6
PC	36.6	38.3	37.2	36.4	148.4	36.8	38.5	38.7	30.5	144.5	33.4	30.2	27.1	28.5	119.2	31.7	29.0	29.0	30.9	120.6
Other	0.2	(0.5)	-	-	(0.2)	-	-	-	-	-	-	-	-	-	-	-	-	-		-
Consolidated MTRN	290.0	276.9	244.4	214.0	1,025.3	235.5	249.8	249.6	234.3	969.2	240.7	295.8	294.3	308.7	1,139.5	303.5	309.1	297.1	298.1	1,207.8
VA																				
PAC	85.6	91.5	79.6	78.4	335.1	78.2	83.4	87.2	83.2	332.0	79.2	92.7	90.6	101.0	363.5	100.3	110.2	104.9	110.1	425.5
AM	51.7	46.7	44.5	39.8	182.8	42.1	47.0	46.0	41.2	176.3	47.3	62.0	60.4	58.3	228.0	58.3	57.3	55.3	52.8	223.7
PC	24.6	25.2	25.7	26.4	101.8	24.6	25.1	25.8	22.2	97.7	23.3	22.6	21.9	22.9	90.7	23.6	23.4	23.0	24.2	94.2
Other	0.7	(1.0)	(1.0)	(1.2)	(2.5)	(1.0)	(1.6)	(2.0)	(1.5)	(6.1)	(0.8)	(1.2)	(1.5)	(1.0)	(4.5)	(0.9)	(0.9)	(1.3)	(1.3)	(4.4)
Consolidated MTRN	162.6	162.4	148.8	143.4	617.2	143.9	153.9	157.0	145.1	599.9	149.0	176.1	171.4	181.2	677.7	181.3	189.9	181.9	185.8	739.0
Gross Margin																				
PAC	23.1	25.5	18.0	17.9	84.6	17.7	16.3	20.6	19.0	73.6	16.3	22.8	23.6	27.0	89.8	27.8	31.1	35.3	38.7	133.0
AM	20.7	18.8	17.1	15.5	72.1	15.8	19.1	20.0	16.7	71.6	18.4	23.3	24.4	22.4	88.5	20.8	21.3	20.5	16.4	79.0
PC	8.3	7.5	9.2	9.1	34.1	10.0	9.5	10.7	7.6	37.8	8.3	8.9	7.4	9.1	34.0	10.0	9.1	9.9	10.2	39.1
Other	0.3	(0.5)	(0.3)	0.6	-	(0.1)	0.4	(0.5)	0.8	0.5	0.2	(0.2)	0.1	0.5	0.5	(0.3)	0.3	(0.8)	0.8	(0.0)
Consolidated MTRN	52.4	51.3	44.0	43.1	190.8	43.4	45.3	50.8	44.1	183.5	43.2	54.8	55.5	59.0	212.8	58.3	61.8	64.9	66.1	251.1
Gross Margin as a % of VA																				
PAC	27%	28%	23%	23%	25%	23%	20%	24%	23%	22%	21%	25%	26%	27%	25%	28%	28%	34%	35%	31%
AM	40%	40%	38%	39%	39%	38%	41%	43%	41%	41%	39%	38%	40%	38%	39%	36%	37%	37%	31%	35%
PC	34%	30%	36%	34%	33%	41%	38%	41%	34%	39%	36%	39%	34%	40%	37%	42%	39%	43%	42%	42%
Other	N/M	N/M	N/M	N/M	N/M	N/M	N/M	N/M	N/M	N/M	N/M	N/M	N/M	N/M	N/M	N/M	N/M	N/M	N/M	N/M
Consolidated MTRN	32%	32%	30%	30%	31%	30%	29%	32%	30%	31%	29%	31%	32%	33%	31%	32%	33%	36%	36%	34%
Operating Profit																				
PAC	6.8	9.3	4.5	2.9	23.6	1.5	0.2	4.4	0.5	6.6	0.2	5.5	6.8	9.5	22.0	9.9	12.3	16.7	19.9	58.8
AM	8.9	7.4	7.0	4.5	27.8	5.2	7.3	8.3	5.5	26.3	6.4	8.7	9.8	7.9	32.8	5.9	5.6	6.9	(0.7)	17.6
PC	1.7	0.6	2.3	3.0	7.5	4.1	2.3	3.4	1.8	11.6	2.2	2.3	1.6	2.3	8.4	3.4	2.2	3.5	2.4	11.5
Other	(4.2)	(4.2)	(2.9)	(2.3)	(13.6)	(3.3)	(4.0)	(5.9)	(4.2)	(17.4)	(5.1)	(6.4)	(6.2)	(5.4)	(23.2)	(5.9)	(4.9)	(8.4)	(7.2)	(26.4)
Consolidated MTRN	13.2	13.1	10.9	8.1	45.3	7.5	5.8	10.2	3.6	27.1	3.7	10.1	12.0	14.3	40.0	13.3	15.2	18.7	14.4	61.4
Special Items - OP [1]																				
PAC	-	-	-	-	-	-	-	-	2.6	2.6	0.5	0.6	0.2	(1.3)	0.1	-	-	-	(1.9)	(1.9)
AM	-	-	-	-	-	-	-	-	-	-	1.0	0.3	-	-	1.3	-	-	-	5.6	5.6
PC	-	-	1.3	0.1	1.4	-	-	-	-	-	-	-	0.4	-	0.4	-	-	-	-	-
Other	(2.1)	-	0.5	0.7	(0.9)	-	2.3	2.0	1.0	5.3	2.8	1.0	0.8	1.0	5.6	0.8	-	-	-	0.8
Consolidated MTRN	(2.1)	-	1.8	0.8	0.5	-	2.3	2.0	3.6	7.9	4.3	1.9	1.4	(0.3)	7.4	0.8	-	-	3.7	4.5
Operating Profit ex Spec Items [1]																				
PAC	6.8	9.3	4.5	2.9	23.6	1.5	0.2	4.4	3.1	9.2	0.7	6.0	7.0	8.2	22.1	9.9	12.3	16.7	18.0	56.8
AM	8.9	7.4	7.0	4.5	27.8	5.2	7.3	8.3	5.5	26.3	7.4	9.0	9.8	7.9	34.1	5.9	5.6	6.9	4.9	23.2
PC	1.7	0.6	3.6	3.1	8.9	4.1	2.3	3.4	1.8	11.6	2.2	2.3	2.1	2.3	8.8	3.4	2.2	3.5	2.4	11.5
Other	(6.3)	(4.2)	(2.4)	(1.6)	(14.5)	(3.3)	(1.7)	(3.9)	(3.2)	(12.1)	(2.3)	(5.4)	(5.4)	(4.4)	(17.6)	(5.1)	(4.9)	(8.4)	(7.2)	(25.6)
Consolidated MTRN	11.1	13.1	12.7	8.9	45.8	7.5	8.1	12.2	7.2	35.0	8.0	11.9	13.5	14.0	47.4	14.0	15.2	18.7	18.1	66.0
OP ex Spec Items as a % of VA [1]																				
PAC	8%	10%	6%	4%	7%	2%	0%	5%	4%	3%	1%	7%	8%	8%	6%	10%	11%	16%	16%	13%
AM	17%	16%	16%	11%	15%	12%	16%	18%	13%	15%	16%	15%	16%	14%	15%	10%	10%	12%	9%	10%
PC	7%	2%	14%	12%	9%	17%	9%	13%	8%	12%	9%	10%	9%	10%	10%	14%	10%	15%	10%	12%
Other	N/M	N/M	N/M	N/M	N/M	N/M	N/M	N/M	N/M	N/M	N/M	N/M	N/M	N/M	N/M	N/M	N/M	N/M	N/M	N/M
Consolidated MTRN	7%	8%	9%	6%	7%	5%	5%	8%	5%	6%	5%	7%	8%	8%	7%	8%	8%	10%	10%	9%

[1] Internally, management reviews the results of operations without the impact of special one-time costs in order to assess the profitability from ongoing operations. Refer to the note on page A-7 for a full reconciliation of adjusted earnings.

A-10